EXECUTION VERSION LIMITED CONDITIONAL WAIVER AND AMENDMENT NO. 1 TO SUPER PRIORITY CREDIT AGREEMENT LIMITED CONDITIONAL WAIVER AND AMENDMENT NO. 1 TO SUPER PRIORITY CREDIT AGREEMENT (this “Agreement”), dated effective as of July 31, 2019 (the “Effective Date”), among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), NOBILIS HEALTH CORP., a British Columbia corporation (the “Parent”), NORTHSTAR HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Loan Parties (as defined in the Super Priority Credit Agreement (defined below)) party hereto, BBVA USA, an Alabama banking corporation f/k/a Compass Bank (in its individual capacity, “BBVA USA”), in its capacity as Super Priority Agent (in such capacity for itself and the other Super Priority Lenders, the “Super Priority Agent”), and the Super Priority Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Super Priority Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, the Borrower, the Parent, Holdings, the other Loan Parties party thereto, the Super Priority Lenders party thereto, the Super Priority Agent and the other parties thereto have entered into that certain Super Priority Credit Agreement, dated as of May 22, 2019 (as from time to time amended, amended and restated, supplemented or otherwise modified, the “Super Priority Credit Agreement”); WHEREAS, the Loan Parties acknowledge and agree that certain Events of Default as described below have occurred and are continuing (collectively, the “Specified Events of Default”): (a) under Section 8.1(b) of the Super Priority Credit Agreement due to the Borrower’s failure to comply with the financial covenants set forth in Section 7.11 of the Super Priority Credit Agreement as a result of (i) actual cash receipts being less than 90% of the projected cash receipts for the one week period ended June 28, 2019 as set forth in the applicable most recent Approved Budget and (ii) actual surgical cases performed being less than 90% of the projected surgical cases for the one week periods ended June 28, 2019 and July 12, 2019, in each case as set forth in the applicable most recent Approved Budget and (b) an Event of Default has occurred and is continuing under Section 8.1(e) of the Super Priority Credit Agreement as a result of the occurrence of events of default under the Existing Credit Agreement due to Borrower’s failure to comply with Section 5(dd) of that certain Third Limited Conditional Forbearance Agreement, dated effective June 14, 2019, by and among the Borrower, Parent Holdings, the loan parties party thereto, the Existing Administrative Agent and the Existing Lenders party thereto; WHEREAS, as a result of the Specified Events of Default, the Super Priority Agent has the right to exercise all rights and remedies available to it under the Super Priority Credit Agreement, the other Super Priority Loan Documents and applicable law; WHEREAS, the Loan Parties have requested, and subject to the terms and conditions set forth herein, the Super Priority Agent and the Super Priority Lenders party hereto (the “Consenting Super Priority Lenders”) have agreed, subject to the terms and conditions set forth herein, to waive the Specified Events of Default as specifically set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the above Recitals and as follows: 502327881 v7 1205867.00001

SECTION 1. Limited Conditional Waiver. Pursuant to Section 10.1 of the Super Priority Credit Agreement, and upon the occurrence of the Waiver Effective Date (as defined in Section 5 below), each Super Priority Lender hereby temporarily waives each of the Specified Events of Default during the period (the “Waiver Period”) commencing on the Waiver Effective Date and ending on the earliest of (i) the occurrence of an Event of Default other than the Specified Events of Default during such Waiver Period, (ii) any Loan Party’s actual knowledge of an Event of Default (other than the Specified Events of Default) that occurred prior to the Waiver Period and that has not been cured within three (3) Business Days of a Loan Party obtaining actual knowledge of such Event of Default, and (iii) August 30, 2019, after the earliest of which such Specified Events of Default shall spring back into existence. SECTION 2. Amendments to Super Priority Credit Agreement. Effective as of the Waiver Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Super Priority Credit Agreement is hereby amended as follows: (a) The definition of the term “Maturity Date” in the Super Priority Credit Agreement is amended and restated in its entirety to read as follows: “Maturity Date” means the earlier to occur of (a) August 30, 2019 (or such later date as the Super Priority Agent and the Super Priority Lenders may agree in writing in their sole discretion) or (b) the indefeasible payment in cash of a discounted amount of the Indebtedness under the Existing Credit Agreement with the express written consent of the Existing Administrative Agent and Existing Lenders in full satisfaction of the Indebtedness under the Existing Credit Agreement; provided that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. (b) Section 6.48 of the Super Priority Credit Agreement is hereby amended and restated in its entirety to read as follows: “6.48 Transaction Covenants. (a) The Loan Parties shall continue the process to seek a refinancing of the Obligations and of the obligations under the Existing Credit Agreement (a “Refinancing”) or sale of the Assets free and clear of all liens, with the refinancing amount/purchase price to be paid at closing in cash resulting in the full and indefeasible payment in cash of all of the Obligations and a discounted payment in cash of all of the obligations under the Existing Credit Agreement that is expressly consented to in writing by the Existing Administrative Agent and the necessary Existing Lenders; (b) The Loan Parties shall continue to (i) maintain and update a virtual data room under the administration of SSG (including, without limitation, providing updated projections and such other information as may be reasonably required by SSG), and (ii) identify lenders, investors, strategic and financial buyers for the Loan Parties' Assets; (c) The Loan Parties shall continue to use their best efforts to set up a competitive auction or other Refinancing or sales process for the Assets acceptable to the Super Priority Agent; (d) The Loan Parties shall continue to (x) disclose to the Super Priority Agent the identities of those parties that have executed a non-disclosure agreement (“NDA”) and registered for access to the data room, and (y) deliver to those prospective lenders, investors and purchasers who have executed an NDA, a cover letter and confidential 2 502327881 v7 1205867.00001 offering memorandum soliciting from such prospective lenders, investors and purchasers offers to close a Refinancing or acquire the Loan Parties’ Assets pursuant to a Refinancing or purchase transaction, which would provide at closing for the full and indefeasible payment in cash of all of the Obligations and a discounted payment in cash of all of the obligations under the Existing Credit Agreement that is expressly consented to in writing by the Existing Administrative Agent and the necessary Existing Lenders; and (e) On or before August 23, 2019 (or such later date as expressly agreed by the Super Priority Agent in writing in its sole discretion), following obtaining the written consent of the Super Priority Agent, the necessary Super Priority Lenders, the Existing Administrative Agent and the necessary Existing Lenders, the Loan Parties shall close the refinance or sale transaction(s) with respect to the Assets; provided, however, to the extent that SSG and the Loan Parties have secured a binding contract from a purchaser of the Assets and such contract is acceptable to the Super Priority Agent as evidenced by a written consent thereto, then the August 23, 2019 deadline shall be extended by the Super Priority Agent through August 30, 2019 to accommodate the closing of the sale; provided, further that (i) the Loan Parties have sufficient liquidity to maintain their operations for such additional period; and (ii) the Existing Administrative Agent and the required Existing Lenders have agreed in writing to continue to forbear from the exercise of remedies during such additional period in accordance with the terms of the Existing Credit Agreement.” SECTION 3. Other Covenants and Agreements. Each Loan Party hereby agrees as follows: (a) Authorization to Fund the Interest Account. The Loan Parties hereby authorize the Super Priority Agent to transfer from the Agent Controlled Account to the Interest Account an amount equal to the amount of interest that will accrue on the Loans from the period beginning July 31, 2019 through and including August 30, 2019. (b) Sale of Obsolete Equipment and Inventory from Closed Locations. The Loan Parties shall as soon as possible and no later than August 9, 2019 (or such later date as may be agreed to in writing by the Super Priority Agent in its sole discretion) (i) provide the Super Priority Agent with a third party appraisal of all equipment and inventory located at or removed from any locations that are no longer in operation (to the extent (A) such equipment and inventory is no longer useful to the ongoing operations of the Loan Parties and (B) the Loan Parties have access to such equipment and inventory, as applicable) (collectively, the “Obsolete Equipment and Inventory”), (ii) provide the Super Priority Agent with a listing of all Obsolete Equipment and Inventory, and (iii) cause Obsolete Equipment and Inventory to be sold or otherwise disposed of on terms that are approved in writing by the Super Priority Agent in its sole discretion. The Loan Parties shall apply all net cash proceeds of any such sale or disposition in accordance with the terms of the Super Priority Credit Agreement. The failure by the Loan Parties to comply with any of the requirements set forth in this Section 3 shall constitute an Event of Default under Section 8.1(b) of the Super Priority Credit Agreement. SECTION 4. Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees and acknowledges that with respect to each Super Priority Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder: (a) as of July 31, 2019, subject to additions and other adjustments as permitted under the Super Priority Loan Documents, the aggregate balance of the outstanding Obligations under the Super 3 502327881 v7 1205867.00001

Priority Credit Agreement is equal to $7,846,875.00, and that the respective balances of the Loans and unpaid interest as of such date were equal to the following: Loans $ 7,750,000.00 Interest $ 96,875.00 TOTAL $ 7,846,875.00 The foregoing amounts do not include interest accruing after July 31, 2019, additional fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Super Priority Credit Agreement and the other Super Priority Loan Documents. Further, each of the Loan Parties acknowledges and agrees that the above described amounts are not subject to any offset, reduction, counterclaim or defense by the Loan Parties. (b) all of its obligations, liabilities and indebtedness under such Super Priority Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Super Priority Credit Agreement, remain in full force and effect on a continuous basis; and (c) all of the Liens and security interests created and arising under such Super Priority Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in the Super Priority Loan Documents of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as Collateral for the Obligations, to the extent provided in such Super Priority Loan Documents. SECTION 5. Conditions to the Waiver Effective Date. Section 1 of this Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Waiver Effective Date”): (a) Deliverables. The Super Priority Agent shall have received this Agreement, duly executed by the Super Priority Agent, each of the Loan Parties and each of the Super Priority Lenders. (b) Representations and Warranties. The representations and warranties of the Loan Parties contained in Article V of the Super Priority Credit Agreement and in each other Super Priority Loan Document shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Waiver Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); provided that no representation or warranty shall be rendered inaccurate as a result of the occurrence and continuation of the Specified Events of Default and the Specified Events of Default (as defined in the Fourth Limited Conditional Forbearance Agreement, dated effective July 31, 2019, by and among the Borrower, Parent, Holdings, the loan parties party thereto, the Existing Administrative Agent and the Existing Lenders party thereto. (c) Absence of Additional Defaults. No Default or Event of Default under the Super Priority Credit Agreement or the other Super Priority Loan Documents shall have occurred on or after the Waiver Effective Date and be continuing, other than the Specified Events of Default. (d) Expenses of Super Priority Agent. The Borrower shall have paid all reasonable and documented expenses of the Super Priority Agent and BBVA USA in its capacity as Super Priority Lender incurred or accrued through the Waiver Effective Date (including, without limitation, (i) any 4 502327881 v7 1205867.00001 unpaid demand invoice from K&L Gates, LLP in its capacity as counsel to the Super Priority Agent and DLA Piper in its capacity as Super Priority Agent’s local Delaware counsel, in each case delivered to Borrower on or prior to the Waiver Effective Date, and (ii) any unpaid demand invoices from Berkeley Research Group in its capacity as financial advisor to the counsel to the Super Priority Agent delivered to Borrower for services incurred, relating to the period prior to the Waiver Effective Date), for which demand invoices have been delivered to the Borrower on or prior to the Waiver Effective Date. Without limiting the generality of the provisions of Section 9.3(c) of the Super Priority Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Super Priority Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Super Priority Lender unless the Super Priority Agent shall have received notice from such Super Priority Lender prior to the proposed Waiver Effective Date specifying its objection thereto. SECTION 6. Costs and Expenses. The Loan Parties hereby reconfirm their obligations under the Super Priority Loan Documents, including Section 10.4 of the Super Priority Credit Agreement, to make payments and reimbursements in accordance with the terms thereof (including with respect to this Agreement). SECTION 7. Representations and Warranties. To induce the Super Priority Agent and the other Super Priority Lenders to enter into this Agreement, each Loan Party represents and warrants to the Super Priority Agent and the other Super Priority Lenders on and as of the Waiver Effective Date (and, in each case, after giving effect to the limited conditional waiver contained in Section 1 of this Agreement) that, in each case: (a) the representations and warranties of the Loan Parties contained in Article V of the Super Priority Credit Agreement and in each other Super Priority Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the Waiver Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); provided that no representation or warranty shall be rendered inaccurate as a result of the occurrence and continuation of the Specified Events of Default; (b) no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement, in each case, other than as expressly waived or specified hereunder; (c) the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate and other organizational action and do not and will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person other than the authorizations, approvals, actions, notices and filings listed on Schedule 5.3 of the Disclosure Schedules, all of which have been duly obtained, taken, given or made and are in full force and effect on the Waiver Effective Date; (d) no Loan Party has sold or received partial payment for the assignment or sale of any of its accounts receivable in connection with any arrangement involving any Loan Party or any non-Loan Party; and (e) this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such 5 502327881 v7 1205867.00001

Loan Party in accordance with its terms; provided that the enforceability hereof is subject to general principles of equity, principles of good faith and fair dealing and to bankruptcy, insolvency and similar Laws affecting the enforcement of creditors’ rights generally. SECTION 8. Reference to and Effect on the Super Priority Credit Agreement and the Super Priority Loan Documents. (a) On and after the Effective Date, each reference in the Super Priority Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Super Priority Credit Agreement, and each reference in the Notes and each of the other Super Priority Loan Documents to “the Super Priority Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Super Priority Credit Agreement, shall mean and be a reference to the Super Priority Credit Agreement, as modified by this Agreement. (b) The Super Priority Credit Agreement and each of the other Super Priority Loan Documents, as specifically modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Super Priority Lender or the Super Priority Agent under any of the Super Priority Loan Documents, nor constitute a waiver of any provision of any of the Super Priority Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Super Priority Loan Documents, in each case, as modified by this Agreement. SECTION 9. Governing Law; Jurisdiction. (A) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE SUPER PRIORITY AGENT, ANY SUPER PRIORITY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER SUPER PRIORITY LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER 6 502327881 v7 1205867.00001

MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER SUPER PRIORITY LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SUPER PRIORITY AGENT, ANY SUPER PRIORITY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SUPER PRIORITY LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. SECTION 11. Release. Each of the Parent, Holdings, the Borrower and each other Loan Party, on behalf of itself and its Subsidiaries, successors, assigns and other legal representatives, hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature (collectively, the “Claims”), whether known or unknown, which any of them have, may have, or might assert at the time of the execution of this Agreement or in the future against the Super Priority Agent, the Super Priority Lenders and/or their respective present and former parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, attorney’s consultants (including, without limitation, Berkeley Research Group, LLC), and each of their respective successors and assigns (each a “Releasee”), directly or indirectly, which occurred, existed, were taken, permitted or begun from the beginning of time through the date hereof, arising out of, based upon, or in any manner connected with (a) this Agreement, the other Super Priority Loan Documents and/or the administration thereof or the Obligations created thereby, (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any of the Obligations, or (c) any matter related to the foregoing; provided that (i) the foregoing shall not release Claims arising following the date hereof, and (ii) such release shall not be available to any Releasee with respect to a Claim to the extent that such Claim is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Releasee. SECTION 12. Acknowledgments; Reservation of Rights. (a) The Loan Parties hereby acknowledge and agree that the Specified Events of Default constitute Events of Default under the Super Priority Credit Agreement and, in the absence of the limited conditional waiver set forth in Section 1 of this Agreement, permits the Super Priority Agent and the Super Priority Lenders to, among other things, take any enforcement action or otherwise exercise any or all rights and remedies provided for under the Super Priority Loan Documents or applicable law including, without limitation, those described in this Section 12. (b) The Loan Parties hereby acknowledge and agree that each of the Super Priority Agent and the Super Priority Lenders expressly reserves all of its rights, powers, privileges and remedies under the Super Priority Credit Agreement, other Super Priority Loan Documents and/or applicable law, including, without limitation, its right at any time from and after termination or expiration of the Waiver Period, (i) to determine not to make further Disbursements under the Super Priority Credit Agreement as a result of the Specified Defaults, (ii) to accelerate the Obligations, (iii) to charge the default rate of interest in respect of the Obligations (as of any date from and after the date on which the Specified Defaults first occurred), (iv) to commence any legal or other action to collect any or all of the Obligations from any or all of the Loan Parties, and any other person liable therefor and/or any collateral, (v) to foreclose or otherwise realize on any or all of the collateral and/or as appropriate, set-off or apply to the payment of any or all of the Obligations, any or all of the collateral, (vi) to take any other enforcement 7 502327881 v7 1205867.00001 action or otherwise exercise any or all rights and remedies provided for by any or all of the Super Priority Credit Agreement, other Super Priority Loan Documents or applicable law, and (vii) to reject any forbearance, financial restructuring or other proposal made by or on behalf of Borrower, any other Loan Party or any creditor or equity holder. Each of the Super Priority Agent and the Super Priority Lenders may exercise their respective rights, powers, privileges and remedies, including those set forth in (i) through (vii) above at any time after the termination or expiration of the Waiver Period in its sole and absolute discretion without further notice. No oral representations or course of dealing on the part of the Super Priority Agent, any Super Priority Lender or any of its officers, employees or agents, and no failure or delay by the Super Priority Agent or any Super Priority Lender with respect to the exercise of any right, power, privilege or remedy under any of the Super Priority Credit Agreement, other Super Priority Loan Documents or applicable law shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy. (c) The Loan Parties, the Super Priority Agent and the Super Priority Lenders party hereto hereby acknowledge and agree that to date, Super Priority Agent and the Super Priority Lenders have not elected to exercise any such rights and remedies available to them. [The remainder of this page is intentionally left blank.] 8 502327881 v7 1205867.00001

AUSTRALIANSUPER, as a Super Priority Lender By: Marathon Asset Management L.P. Its Manager By: Name: Title: Northstar Healthcare Acquisitions, L.L.C. Limited Conditional Waiver To Super Priority Credit Agreement Signature Pages

MAM CORPORATE LOAN FUND, as a Super Priority Lender By: Marathon Asset Management L.P. Its Portfolio Manager By: Name: Title: Northstar Healthcare Acquisitions, L.L.C. Limited Conditional Waiver To Super Priority Credit Agreement Signature Pages